Investor Presentation Second Quarter 2022

Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star" or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended June 30, 2022 and for other quarterly periods are unaudited. Additionally, all figures presented as year-to-date, except for periods that represent a full fiscal year ended December 31, represent unaudited results. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for loan losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. Second Quarter 2022 Investor Presentation | 2

Agenda Second Quarter 2022 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview •Financial Results

Company Overview Second Quarter 2022 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans Held for Investment: Deposits: Bank Branches: Second Quarter 2022 Investor Presentation | 5 FSBC Rancho Cordova, California $2.8 billion $2.4 billion $2.5 billion 7 Note: Balances are as of June 30, 2022. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith-based, government, nonprofits, and more.

Executive Team Second Quarter 2022 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and Chief DE&I Officer Five Star since 2017 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015

Financial Highlights Second Quarter 2022 Investor Presentation | 7

$547 $565 $604 $811 $840 $973 $1,272 $1,480 $1,954 $2,557 $2,778 $2,836 $1,806 $2,535 $2,776 $148 $22 $2 Total Assets Excluding PPP Loans PPP Loans 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 Consistent and Organic Asset Growth Second Quarter 2022 Investor Presentation | 8 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of June 30, 2022. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 23.86% 17.89%

Financial Highlights Second Quarter 2022 Investor Presentation | 9 (dollars in millions) For the three months ended 6/30/2022 3/31/2022 6/30/2021 Profitability Net income $ 10.0 $ 9.9 $ 9.8 Return on average assets ("ROAA") 1.45% 1.53% 1.75 % Return on average equity ("ROAE") 17.20% 17.07% 24.25 % Earnings per share (basic and diluted) $ 0.58 $ 0.58 $ 0.67 Net Interest Margin Net interest margin 3.70% 3.60% 3.48 % Average loan yield 4.47% 4.53% 4.73 % Average loan yield, excluding PPP loans(1) 4.47% 4.43% 4.76 % PPP income $ 0.02 $ 0.6 $ 1.4 PPP loans forgiven, paid off, and charged off $ 1.5 $ 20.6 $ 66.0 Total cost of funds 0.24% 0.17% 0.20% 6/30/2022 12/31/2021 Asset Quality Nonperforming loans to loans held for investment(2) 0.02% 0.03 % Allowance for loan losses to loans held for investment(2) 1.08% 1.20% # of PPP loans outstanding — 60 Balance of PPP loans outstanding $ — $ 22.1 # of loans in a COVID-19 deferment period 2 6 Balance of loans in a COVID-19 deferment period $ 0.1 $ 12.2 Note: Yields are based on average balance and annualized quarterly interest income. 1. A reconciliation of this non-GAAP measure is set forth in the appendix. 2. Loans held for investment are the equivalent of total loans outstanding at each period end.

Financial Highlights Second Quarter 2022 Investor Presentation | 10 Growth • Continued balance sheet growth with $301.9 million of growth in non-PPP loans held for investment(1) and $64.8 million in non-interest-bearing deposit growth since March 31, 2022. Funding • For the most recent quarter ended, non-interest-bearing deposits comprised 40.22% of total deposits, compared to 37.60% at the end of the trailing quarter and 39.46% for the year ended December 31, 2021. • Deposits comprised 96.10% of total liabilities as of June 30, 2022, as compared to 98.27% of total liabilities as of March 31, 2022 and 98.46% of total liabilities as of December 31, 2021. Capital • All capital ratios were above well-capitalized regulatory thresholds as of June 30, 2022 and December 31, 2021. • On April 22, 2022, the Company announced a cash dividend of $0.15 per share. 1. A reconciliation of this non-GAAP measure is set forth in the appendix.

Loans and Credit Quality Second Quarter 2022 Investor Presentation | 11

To ta l L oa ns (M ill io ns ) $148 $183 $121 $61 $22 $2 4.93% 5.28% 5.45% 4.96% 4.95% 4.73% 4.90% 4.71% 4.53% 4.47% Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 Consistent Loan Growth Second Quarter 2022 Investor Presentation | 12 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of June 30, 2022. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years Total Loans 25.26%

Loan Portfolio Composition Second Quarter 2022 Investor Presentation | 13 Commercial real estate 85.5% Commercial land and development 0.4% Commercial construction 3.0% Residential construction 0.3% Residential 1.1% Farmland 2.1% Secured 5.7% Unsecured 1.0% PPP 0.0% Consumer and other 0.9% Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 747,123 325 36.69 % Retail $ 197,420 70 9.69 % Multifamily $ 175,535 76 8.62 % Industrial $ 162,421 110 7.98 % Office $ 143,314 93 7.04 % Faith-based $ 142,901 83 7.02 % Mini storage $ 140,403 35 6.89 % All other types (1) $ 327,442 145 16.07 % Total $ 2,036,559 937 100.00 % Note: Balances are net book value as of period end, before allowance for loan losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

$747M $197M $176M $162M $143M $143M $140M $327M $1,231M $364M $373M $380M $311M $385M $255M $680M Loan Balance Collateral Value Manufactured home community Retail Multifamily Industrial Office Faith-based Mini storage All other types $0M $200M $400M $600M $800M $1,000M $1,200M CRE Collateral Values Second Quarter 2022 Investor Presentation | 14 (1) Note: Balances are net book value as of period end, before allowance for loan losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

Loan Portfolio Diversification We focus primarily on commercial lending, with an emphasis on commercial real estate. We offer a variety of loans to small and medium-sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, and farmland loans. To a lesser extent, we also offer residential real estate, construction real estate, and consumer loans. Second Quarter 2022 Investor Presentation | 15Note: Balances are net book value as of period end, before allowance for loan losses, before deferred loan fees, and exclude loans held for sale. Loans by Type Loans by Purpose Real Estate Loans by Geography CML Term Multifamily, 38.5% CML Term CRE NOO, 28.6% CML Term CRE OO, 18.0% CML Secured, 3.0% CML Const CRE, 3.0% CML Term Ag RE, 2.1% SBA 7A Secured, 2.0% Others, 4.8% CA, 65.2% TX, 5.8% NV, 3.3% AZ, 2.8% OR, 2.7% FL, 2.1% CO, 1.9% NC, 1.8% WI, 1.5% WA, 1.3% MO, 1.2% ID, 1.1% Other, 9.3%CRE Manufactured Home, 31.4% CRE Other, 11.1% CRE Retail, 8.3% CRE Multifamily, 7.4% CRE Industrial, 6.8% CRE Office, 6.0% CRE Faith Based, 6.0% CRE Mini Storage, 5.9% Commercial Other, 4.9% CRE Mixed Use, 3.7% Commercial Construction, 3.3% Commercial SBA 7A, 2.0% CRE Agricultural, 2.1% Other, 1.1%

Loan Rollforward Second Quarter 2022 Investor Presentation | 16Note: Dollars are in millions. Beginning and ending balances are as of period end, before allowance for loan losses, including deferred loan fees, and excluding loans held for sale. Q4 2021 Q1 2022 Q2 2022 Beginning Balance $ 1,707 $ 1,936 $ 2,081 Non PPP Originations 462 313 440 PPP Originations — — — Non PPP Payoffs and Paydowns (194) (147) (138) PPP Forgiveness and Repayments (39) (21) (2) Ending Balance $ 1,936 $ 2,081 $ 2,381

Asset Quality

Our primary objective is to maintain a high level of asset quality in our loan portfolio. In order to maintain our strong asset quality, we:

- Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials
- Monitor payment performance, delinquencies, and tax and property insurance compliance
- Design our practices to facilitate the early detection and remediation of problems within our loan portfolio
- Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process

Nonperforming Loan Trend



$3.1M
0.41%
2017
$2.1M
0.22%
2018
$0.8M
0.07%
2019
$0.5M
0.03%
2020
$0.6M
0.03%
2021
$1.3M
0.06%
Q1 2022
$0.4M
0.02%
Q2 2022
Nonperforming Loans
Nonperforming Loans to Loans HFI

Allowance for Loan Losses and Net Charge-off Trend



1.25%
1.21%
1.26%
1.48%
1.20%
1.15%
1.08%
0.03%
0.23%
0.21%
0.12%
0.04%
0.01%
0.02%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Allowance for Loan Losses to Loans HFI
Net Charge-offs to Average Loans HFI

FIVE STAR BANCORP

Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period.

Second Quarter 2022 Investor Presentation | 17

Allocation of Allowance for Loan Losses Second Quarter 2022 Investor Presentation | 18 (dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 Allowance for Loan Losses Amount % of Total Amount % of Total Amount % of Total Collectively evaluated for impairment Real estate: Commercial $ 12,869 55.37% $ 13,868 58.01% $ 16,621 64.46 % Commercial land & development 50 0.22% 66 0.28% 68 0.26 % Commercial construction 371 1.60% 430 1.80% 508 1.97 % Residential construction 50 0.22% 40 0.17% 51 0.20 % Residential 192 0.83% 208 0.87% 188 0.73 % Farmland 645 2.78% 611 2.56% 616 2.39 % Total real estate loans 14,177 61.02% 15,223 63.69% 18,052 70.01 % Commercial: Secured 6,687 28.77% 6,400 26.77% 6,132 23.78 % Unsecured 207 0.89% 246 1.03% 265 1.03 % PPP — — % — — % — — % Total commercial loans 6,894 29.66% 6,646 27.80% 6,397 24.81 % Consumer and other 889 3.82% 1,088 4.55% 537 2.08 % Unallocated 1,111 4.78% 308 1.29% 648 2.51 % Individually evaluated for impairment Commercial secured 172 0.72% 639 2.67% 152 0.59 % Total allowance for loan losses $ 23,243 100.00% $ 23,904 100.00% $ 25,786 100.00%

Risk Grade Migration Second Quarter 2022 Investor Presentation | 19 Classified Loans (Loans Rated Substandard or Doubtful) (dollars in thousands) 2020 2021 Q1 2022 Q2 2022 Real estate: Commercial $ 35,543 $ 9,256 $ 901 $ 888 Commercial land & development — — — — Commercial construction — — — — Residential construction — — — — Residential 183 178 177 176 Farmland — — — — Commercial: Secured 132 1,180 1,920 152 Unsecured — — — — Paycheck Protection Program (PPP) — — — — Consumer and other — — 12 27 Total $ 35,858 $ 10,614 $ 3,010 $ 1,243 % o f L oa n Po rt fo lio O ut st an di ng , b y Ri sk G ra de 96.01% 99.00% 99.19% 99.03% 1.61% 0.45% 0.67% 0.92% 2.38% 0.55% 0.14% 0.05% Pass Watch Substandard Doubtful 2020 2021 Q1 2022 Q2 2022 Note: Loan portfolio outstanding is the total balance of loans outstanding at period end, before deferred loan fees, before allowance for loan losses, excluding loans held for sale.

Deposit and Capital Overview Second Quarter 2022 Investor Presentation | 20

Diversified Funding Second Quarter 2022 Investor Presentation | 21 Total Deposits(1) = $2.5 billion 96.1% of Total Liabilities Liability Mix 1. Balance as of June 30, 2022. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 89.7% 83.2% 90.5% 84.5% 85.1% 83.5% 95.7% 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 30.5% 29.0% 29.6% 39.3% 39.5% 37.6% 40.2% 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 Money Market & Savings, 41.1% Non-Interest-Bearing Demand, 38.7% Interest-Bearing Demand, 8.5% Time Deposits, 7.8% Borrowings & Subordinated Debt, 3.4% Other Liabilities, 0.5%

$1.2B $1.3B $1.8B $2.3B $2.5B $2.5B $600M $708M $889M $1,001M $1,012M $1,070M $337M $389M $701M $902M $941M $1,006M $124M $119M $146M $279M $371M $221M $100M $97M $48M $104M $179M $204M Money Market & Savings Non-Interest-Bearing Demand Interest-Bearing Demand Time Deposits 2018 2019 2020 2021 Q1 2022 Q2 2022 Strong Deposit Growth Second Quarter 2022 Investor Presentation | 22 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non- interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of June 30, 2022. Cost of Total Deposits 0.55% 0.81% 0.44% 0.11% 0.09% 0.17% CAGR (1) 4 years Total Deposits 21.15%

Capital Ratios Second Quarter 2022 Investor Presentation | 23 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 8.26% 6.81% 7.51% 6.58% 9.47% 8.81% 2017 2018 2019 2020 2021 Q2 2022 9.32% 7.48% 8.21% 8.98% 11.44% 9.64% 2017 2018 2019 2020 2021 Q2 2022 9.32% 7.48% 8.21% 8.98% 11.44% 9.64% 2017 2018 2019 2020 2021 Q2 2022 13.23% 10.79% 11.52% 12.18% 13.98% 11.79% 2017 2018 2019 2020 2021 Q2 2022

Financial Results Second Quarter 2022 Investor Presentation | 24

Earnings Track Record Second Quarter 2022 Investor Presentation | 25 $10.9M $10.6M $13.3M $14.1M $14.5M $16.3M $10.7M $10.6M $13.3M $12.6M $13.5M $14.0M Pre-tax, pre-provision net income Pre-tax net income Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0.0M $2.5M $5.0M $7.5M $10.0M $12.5M $15.0M $17.5M 1. A reconciliation of this non-GAAP measure is set forth in the appendix. (1)

Operating Metrics Second Quarter 2022 Investor Presentation | 26 Efficiency RatioNet Interest Margin 3.99% 3.93% 3.98% 3.68% 3.64% 3.65% 2017 2018 2019 2020 2021 2022 YTD 37.94% 42.27% 38.63% 37.92% 42.46% 39.14% 2017 2018 2019 2020 2021 2022 YTD Note: All 2022 figures are through June 30, 2022. Total Income Before Taxes $22.1M $23.4M $30.4M $37.3M $47.1M $27.6M 2017 2018 2019 2020 2021 2022 YTD

Non-interest Income and Expense Comparison Second Quarter 2022 Investor Presentation | 27 (dollars in thousands) For the three months ended 6/30/2022 3/31/2022 6/30/2021 Non-interest Income Service charges on deposit accounts $ 130 $ 108 $ 106 Net gain on sale of securities — 5 92 Gain on sale of loans 831 918 1,091 Loan-related fees 795 617 369 FHLB stock dividends 99 102 92 Earnings on bank-owned life insurance 101 90 60 Other income 41 345 36 Total non-interest income $ 1,997 $ 2,185 $ 1,846 Non-interest Expense Salaries and employee benefits $ 5,553 $ 5,675 $ 4,939 Occupancy and equipment 513 520 441 Data processing and software 739 716 598 Federal Deposit Insurance Corporation insurance 245 165 150 Professional services 568 554 1,311 Advertising and promotional 484 344 265 Loan-related expenses 389 278 218 Other operating expenses 1,714 1,323 1,658 Total non-interest expense $ 10,205 $ 9,575 $ 9,580

Shareholder Returns Second Quarter 2022 Investor Presentation | 28 ROAA ROAE EPS (basic and diluted) Value per Share (book and tangible book(1)) Note: All 2022 figures are through June 30, 2022. 1. A reconciliation of this non-GAAP measure is set forth in the appendix. 2.34% 1.99% 2.15% 1.95% 1.86% 1.49% 2017 2018 2019 2020 2021 2022 YTD 27.80% 29.28% 31.40% 31.16% 22.49% 17.07% 2017 2018 2019 2020 2021 2022 YTD $2.92 $3.08 $3.40 $3.57 $2.83 $1.15 2017 2018 2019 2020 2021 2022 YTD $10.93 $10.88 $11.25 $12.16 $13.65 $13.52 2017 2018 2019 2020 2021 2022 YTD

We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

Appendix: Non-GAAP Reconciliation (Unaudited)

The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons.

Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield.

Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets.

Growth in non-PPP loans held for investment, is defined as growth in loans held for investment less PPP loans. The most directly comparable GAAP financial measure is growth in total loans held for investment.

Pre-tax, pre-provision net income is defined as net income plus provision for income taxes and provision for loan losses. The most directly comparable GAAP financial measure is pre-tax net income.

Tangible book value per share is defined as total shareholders' equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated.

(dollars in thousands)	Twelve months ended	Three months ended					
Average loan yield, excluding PPP loans	**12/31/2020**	**3/31/2021**	**6/30/2021**	**9/30/2021**	**12/31/2021**	**3/31/2022**	**6/30/2022**
Interest and fee income on loans	$ 71,405	$ 18,613	$ 18,626	$ 20,085	$ 21,569	$ 22,091	$ 24,841
Less: interest and fee income on PPP loans	6,535	2,400	1,771	2,054	1,192	610	25
Interest and fee income on loans, excluding PPP loans	64,870	16,213	16,855	18,031	20,377	21,481	24,816
Annualized interest and fee income on loans, excluding PPP loans (numerator)	64,870	65,753	67,605	71,536	80,844	87,177	99,537
Average loans held for investment and sale	1,439,380	1,526,130	1,578,438	1,625,995	1,815,627	1,977,509	2,227,215
Less: average PPP loans	165,414	176,384	158,568	89,436	44,101	8,886	427
Average loans held for investment and sale, excluding PPP loans (denominator)	1,273,966	1,349,746	1,419,870	1,536,559	1,771,526	1,968,623	2,226,788
Average loan yield, excluding PPP loans	5.09 %	4.87 %	4.76 %	4.66 %	4.56 %	4.43 %	4.47 %

FIVE STAR BANCORP

Second Quarter 2022 Investor Presentation | 30

Appendix: Non-GAAP Reconciliation (Unaudited) Second Quarter 2022 Investor Presentation | 31 (dollars in millions) Total assets, excluding PPP loans 12/31/2020 12/31/2021 3/31/2022 6/30/2022 Total assets $ 1,954 $ 2,557 $ 2,778 $ 2,836 Less: PPP loans 148 22 2 — Total assets, excluding PPP loans $ 1,806 $ 2,535 $ 2,776 $ 2,836 (dollars in millions) Growth in non-PPP loans held for investment 6/30/2022 3/31/2022 $ Change Total loans held for investment $ 2,381 $ 2,080 $ 301 Less: PPP loans — 2 (2) Total loans held for investment, excluding PPP loans $ 2,381 $ 2,078 $ 303 (dollars in millions) Three months ended Pre-tax, pre-provision net income 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Net income $ 10,278 $ 9,828 $ 11,026 $ 11,309 $ 9,862 $ 9,953 Add: provision for income taxes 382 734 2,270 1,321 3,660 4,080 Add: provision for loan losses 200 — — 1,500 950 2,250 Pre-tax, pre-provision net income $ 10,860 $ 10,562 $ 13,296 $ 14,130 $ 14,472 $ 16,283